UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________
FORM 8-K
 _____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 20, 2019
 _____________________________
Medtronic Public Limited Company
(Exact name of Registrant as Specified in its Charter)
  _____________________________

Ireland	1-36820	98-1183488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 On Hatch, Lower Hatch Street Dublin 2, Ireland
(Address of principal executive offices)

+353 1 438-1700
(Registrant's telephone number; including area code):

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary shares, par value $0.0001 per share	MDT	New York Stock Exchange, Inc.
Floating Rate Notes due 2021	MDT/21	New York Stock Exchange, Inc.
0% Senior Notes due 2021	MDT/21A	New York Stock Exchange, Inc.
0.00% Senior Notes due 2022	MDT/22B	New York Stock Exchange, Inc.
0.375% Senior Notes due 2023	MDT/23B	New York Stock Exchange, Inc.
0.25% Senior Notes due 2025	MDT/25	New York Stock Exchange, Inc.
1.125% Senior Notes due 2027	MDT/27	New York Stock Exchange, Inc.
1.625% Senior Notes due 2031	MDT/31	New York Stock Exchange, Inc.
1.00% Senior Notes due 2031	MDT/31A	New York Stock Exchange, Inc.
2.250% Senior Notes due 2039	MDT/39A	New York Stock Exchange, Inc.
1.50% Senior Notes due 2039	MDT/39B	New York Stock Exchange, Inc.
1.75% Senior Notes due 2049	MDT/49	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

On August 20, 2019, Medtronic plc, a public limited company organized under the laws of Ireland, issued a press release announcing its first quarter fiscal year 2020 financial results. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01.	Exhibits.
(d) List of Exhibits

Exhibit Number	Description

99.1	Press release of Medtronic plc, dated August 20, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC PUBLIC LIMITED COMPANY

	By	/s/ Karen L. Parkhill
Date: August 20, 2019		Karen L. Parkhill
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Medtronic plc, dated August 20, 2019